UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2008

TRANSWITCH CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 929-8810

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02 - Results of Operations and Financial Condition.

On November 10, 2008, TranSwitch Corporation (the “Company”) issued a press release reporting its results of operations and financial condition for the third quarter ended September 30, 2008, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

In addition to the restructurings announced on October 6th and October 24th, on November 7, 2008, the Company decided to effect a further restructuring to be implemented and concluded during the fourth quarter of 2008 and the first quarter of 2009.

The Company expects that such restructuring will result in additional annual savings of approximately $6.1 million, and that these savings will begin to be recognized in first quarter 2009. Of this amount, the Company expects annual savings of approximately $3.2 million in reduced employee related costs and savings of approximately $2.9 million relating to reduced facilities, fabrication and sub-contractor expenses and the reduction and/or deferral of certain software tool purchases.

In connection with the restructuring, the Company expects to incur pre-tax restructuring charges of approximately $3.9 million, $3.2 million of which will be cash expenditures for employee related costs and facility lease obligations. The Company expects these cash expenditures to be made as follows: $1.1 million in 2008, $0.6 million in 2009, $0.6 million in 2010, $0.5 million in 2011 and $0.4 million in 2012. The Company expects these charges to be recorded in the fourth quarter of 2008. A copy of the Company’s press release announcing this information and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index. The Exhibit Index, together with the Exhibits listed therein, is incorporated herein by this reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

November 10, 2008	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated November 10, 2008.